UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2008 (August 22, 2008)

AMERICAN OIL & GAS INC.
 (Exact name of registrant as specified in its charter)

Nevada	1-31900	88-0451554
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1050 17th Street, Suite 2400 Denver, CO	80265
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 991-0173

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SPECIFIC TERMS OF THIS CURRENT REPORT ON FORM 8-K HAVE BEEN OMITTED PURSUANT TO A REQUEST TO THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED INFORMATION HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

Item 1.01. Entry in a Material Definitive Agreement.

On August 22, 2008, American Oil & Gas Inc. (the “Company”) and North Finn, LLC (“North Finn”) entered into a letter agreement (the “Agreement”) with (**), a third party unaffiliated with the Company or North Finn, whereby (**) agreed to collectively pay up to $30,000,000 to the Company and North Finn (collectively, “Seller”), for all of Seller’s right, title and interest in oil and gas leasehold and minerals in certain lands located in Converse County, Wyoming, including certain wells located thereto.

(**) shall have sixty days from August 22, 2008 in order to conduct due diligence on these leases and wells. Adjustments to the purchase price, as a result of the due diligence, title defects, or delivery of less than 40,048 net acres shall be made in accordance with the allocated value of $722.00 per net acre. Closing shall be on or before October 21, 2008.

The foregoing description does not purport to be a complete description of all the terms of the Agreement and a copy of the Agreement is furnished herewith as Exhibit 10.1.

Item 7.01. Regulation FD Disclosure.

On August 27, 2008, the Company issued a press release entitled “American To Receive Approximately $27 Million From Sale Of The Non-Core Portion Of Its Douglas Project”. The press release is attached as Exhibit 99.1 hereto.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing. The information in this Item 7.01 of Form 8-K does not constitute a determination of whether any information included herein is material.

Item 9.01. Financial Statements and Exhibits.

*Exhibit 10.1       Letter Agreement dated August 22, 2008

Exhibit 99.1       Press Release dated August 27, 2008

* Portions of this Exhibit have been omitted pursuant to a request to the Securities and Exchange Commission for confidential treatment. The information has been filed separately with the Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 28, 2008

AMERICAN OIL & GAS INC.

By: /s/ Andrew P. Calerich
Andrew P. Calerich, President

INDEX TO EXHIBITS

Exhibit Number	Description
*Exhibit 10.1	Letter Agreement dated August 22, 2008.
Exhibit 99.1	Press Release dated August 27, 2008

* Portions of this Exhibit have been omitted pursuant to a request to the Securities and Exchange Commission for confidential treatment. The information has been filed separately with the Commission.

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